                                                              EXHIBIT 99.B.8(B)


                       GLOBAL CUSTODY TRI-PARTY AGREEMENT



         This AGREEMENT, effective 11-30, 1994, shall be by and among THE CHASE MANHATTAN BANK, N.A. (the "Bank"), Firstar Trust Company (the "Customer") and Hotchkis and Wiley Funds (the "Fund").

1.       CUSTOMER ACCOUNTS.

         The Bank agrees to establish and maintain the following accounts ("Accounts"):

         (a) A custody account in the name of the Fund ("Custody Account") for any and all stocks, shares, bonds, debentures, notes, mortgages or other obligations for the payment of money, bullion, coin and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same or evidencing or representing any other rights or interests therein and other similar property whether certificated or uncertificated as may be received by the Bank or its Subcustodian (as defined in Section 3) for the account of the Fund ("Securities"); and

         (b) A deposit account in the name of the Fund ("Deposit Account") for any and all cash in any currency received by the Bank or its Subcustodian for the account of the Fund, which cash shall not be subject to withdrawal by draft or check.

         The Customer and the Fund warrant their authority to: 1) deposit the cash and Securities ("Assets") received in the Accounts and 2) give Instructions (as defined in Section 11) concerning the Accounts. The Bank may deliver securities of the same class in place of those deposited in the Custody Account.

         Upon written agreement by and among the Bank, the Customer and the Fund, additional Accounts may be established and separately accounted for as additional Accounts under the terms of this Agreement.


2. MAINTENANCE OF SECURITIES AND CASH AT BANK AND SUBCUSTODIAN LOCATIONS.

         Unless Instructions specifically require another location acceptable to the Bank:

         (a) Securities will be held in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for payment or where such Securities are acquired; and

         (b) Cash will be credited to an account in a country or other jurisdiction in which such cash may be legally deposited or is the legal currency for the payment of public or private debts.

         Cash may be held pursuant to Instructions in either interest or non-interest bearing accounts as may be available for the particular currency. To the extent Instructions are issued and the Bank can comply with such Instructions, the Bank is authorized to maintain cash balances on deposit for the Fund with itself or one of its affiliates at such reasonable rates of interest as may from time to time be paid on such accounts, or in non-interest bearing accounts as the Fund may direct, if acceptable to the Bank.

         If the Fund wishes to have any of its Assets held in the custody of an institution other than the established Subcustodians as defined in Section 3 (or their securities depositories), such arrangement must be authorized by a written agreement, signed by the Bank and the Fund.

3.       SUBCUSTODIANS AND SECURITIES DEPOSITORIES.

         The Bank may act under this Agreement through the subcustodians listed in Schedule A of this Agreement with which the Bank has entered into subcustodial agreements ("Subcustodians"). The Customer and the Fund authorizes the Bank to hold Assets in the Accounts in accounts which the Bank has established with one or more of its branches or Subcustodians. The Bank and Subcustodians are authorized to hold any of the Securities in their account with any securities depository in which they participate.

         The Bank reserves the right to add new, replace or remove Subcustodians. The Customer and the Fund will be given reasonable notice by the Bank of any amendment to Schedule A. Upon request by the Customer or the Fund, the Bank will identify the name, address and principal place of business of any Subcustodian of the Fund's Assets and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

4.       USE OF SUBCUSTODIAN.

         With Respect to Assets credited to the Accounts in the custody of a
Subcustodian:

         (a) The Bank will identify such Assets on its books as belonging to the Fund.

         (b) A Subcustodian will hold such Assets together with assets belonging to other similar funds or other customers of the Bank in accounts identified on such Subcustodian's books as special custody accounts for the exclusive benefit of customers of the Bank.

         (c) Any Assets in the Accounts held by a Subcustodian will be subject only to the instructions of the Bank or its agent. Any Securities held in a securities depository for the account of a Subcustodian will be subject only to the instructions of such Subcustodian.

         (d) Any agreement the Bank enters into with a Subcustodian for holding its customer's assets shall provide that such assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian except for safe custody or administration, and that the beneficial ownership of such assets will be freely transferable without the payment of money or value other than for safe custody or administration. The foregoing shall not apply to the extent of any special agreement or arrangement made by the Fund with any particular Subcustodian.

5.       DEPOSIT ACCOUNT TRANSACTIONS.

         (a) The Bank or its Subcustodians will make payments from the Deposit Account upon receipt of Instructions which include all information required by the Bank.

         (b) In the event that any payment to be made under this Section 5 exceeds the funds available in the Deposit Account, the Bank, in its discretion, may advance the Customer such excess amount which shall be deemed a loan payable on demand, bearing interest at the rate customarily charged by the Bank on similar loans.

         (c) If the Bank credits the Deposit Account on a payable date, or at any time prior to actual collection and reconciliation to the Deposit Account, with interest, dividends, redemptions or any other amount due, the Customer or the Fund will promptly return any such amount upon oral or written notification:
(i) that such amount has not been received in the ordinary course of business or
(ii) that such amount was incorrectly credited. If the Customer or the Fund does not promptly return any amount upon such notification, the Bank shall be entitled, upon oral or written notification to the Customer and the Fund, to reverse such credit by debiting the Deposit Account for the amount previously credited. The Bank or its Subcustodian shall have no duty or obligation to institute legal proceedings, file a claim or a proof of claim in any insolvency proceeding or take any other action with respect to the collection of such amount, but may act for the Customer upon Instructions after consultation with the Fund.

6.       CUSTODY ACCOUNT TRANSACTIONS.

         (a) Securities will be transferred, exchanged or delivered by the Bank or its Subcustodian upon receipt by the Bank of Instructions which include all information required by the Bank. Settlement and payment for Securities received for, and delivery of Securities out of, the Custody Account may be made in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivery of Securities to a purchaser, dealer or their agents against a receipt with the expectation of receiving later payment and free delivery. Delivery of Securities out of the Custody Account may also be made in any manner specifically required by Instructions acceptable to the Bank.

         (b) The Bank, in its discretion, may credit or debit the Accounts on a contractual settlement date with cash or Securities with respect to any sale, exchange or purchase of Securities. Otherwise, such transactions will be credited or debited to the Accounts on the date cash or Securities are actually received by the Bank and reconciled to the Account.

         (i) The Bank may reverse credits or debits made to the Accounts in its discretion if the related transaction fails to settle within a reasonable period, determined by the Bank in its discretion, after the contractual settlement date for the related transaction.

         (ii) If any Securities delivered pursuant to this Section 6 are returned by the recipient thereof, the Bank may reverse the credits and debits of the particular transaction at any time.

7.       ACTIONS OF THE BANK.

         The Bank shall follow Instructions received regarding assets held in the Accounts. However, until it receives Instructions to the contrary, the Bank will:

         (a) Present for payment any Securities which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation, to the extent that the Bank or Subcustodian is actually aware of such opportunities.

         (b) Execute in the name of the Fund such ownership and other certificates as may be required to obtain payments in respect of Securities.

         (c) Exchange interim receipts or temporary Securities for definitive Securities.

         (d) Appoint brokers and agents for any transaction involving the Securities, including, without limitation, affiliates of the Bank or any Subcustodian.

         (e) Issue statements to the Customer and the Fund, at times mutually agreed upon, identifying the Assets in the Accounts.

         The Bank will send the Customer and the Fund an advice or notification of any transfers of Assets to or from the Accounts. Such statements, advices or notifications shall indicate the identity of the entity having custody of the Assets. Unless the Customer or the Fund sends the Bank a written exception or objection to any Bank statement within sixty (60) days of receipt, the Customer and the Fund shall be deemed to have approved such statement. In such event, or where the Customer or the Fund has otherwise approved any such statement, the Bank shall, to the extent permitted by law, be released, relieved and discharged with respect to all matters set forth in such statement or reasonably implied therefrom as though it had been settled by the decree of a court of competent jurisdiction in an action where the Customer and the Fund and all persons having or claiming an interest in the Accounts were parties.

         All collections of funds or other property paid or distributed in respect of Securities in the Custody Account shall be made at the risk of the Customer and the Fund. The Bank shall have no liability for any loss occasioned by delay in the actual receipt of notice by the Bank or by its Subcustodians of any payment, redemption or other transaction regarding Securities in the Custody Account in respect of which the Bank has agreed to take any action under this Agreement.


8.       CORPORATE ACTIONS; PROXIES.

         Whenever the Bank receives information concerning the Securities which requires discretionary action by the beneficial owner of the Securities (other than a proxy), such as subscription rights, bonus issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to securities holders ("Corporate Actions"), the Bank will give the Fund notice of such Corporate Actions to the extent that the Bank's central corporate actions department has actual knowledge of a Corporate Action in time to notify its customers.

         When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split or similar Corporate Action is received which bears an expiration date, the Bank will endeavor to obtain Instructions from the Fund or its Authorized Person, but if Instructions are not received in time for the Bank to take timely action, or actual notice of such Corporate Action was received too late to seek Instructions, the Bank is authorized to sell such rights entitlement or fractional interest and to credit the Deposit Account with the proceeds or take any other action it deems, in good faith, to be appropriate in which case it shall be held harmless for any such action.

         The Bank will deliver proxies to the Fund or its designated agent pursuant to special arrangements which may have been agreed to in writing. Such proxies shall be executed in the appropriate nominee name relating to Securities in the Custody Account registered in the name of such nominee but without indicating the manner in which such proxies are to be voted; and where bearer Securities are involved, proxies will be delivered in accordance with Instructions.


9.       NOMINEES.

         Securities which are ordinarily held in registered form may be registered in a nominee name of the Bank, Subcustodian or securities depository, as the case may be. The Bank may, without notice to the Customer or the Fund, cause any such Securities to cease to be registered in the name of any such nominee and to be registered in the name of the Customer or the Fund. In the event that any Securities registered in a nominee name are called for partial redemption by the issuer, the Bank may allot the called portion to the respective beneficial holders of such class of security in any manner the Bank deems to be fair and equitable. The Customer and the Fund jointy and severally agrees to hold the Bank, Subcustodians, and their respective nominees harmless from any liability arising directly or indirectly from their status as a mere record holder of Securities in the Custody Account.

10.      AUTHORIZED PERSONS.

         As used in this Agreement, the term "Authorized Person" means employees or agents including investment managers as have been designated by written notice from the Customer or the Fund or their designated agent to act on behalf of the Customer and the Fund under this Agreement. Such persons shall continue to be Authorized Persons until such time as the Bank receives Instructions from the Customer or the Fund, or its designated agent, that any such employee or agent is no longer an Authorized Person.

11.      INSTRUCTIONS.

         The term "Instructions" means instructions of any Authorized Person received by the Bank, via telephone, telex, TWX, facsimile transmission, bank wire or other teleprocess or electronic instruction or trade information system acceptable to the Bank which the Bank believes in good faith to have been given by Authorized Persons or which are transmitted with proper testing or authentication pursuant to terms and conditions which the Bank may specify. Unless otherwise expressly provided, all Instructions shall continue in full force and effect until canceled or superseded.

         Any Instructions delivered to the Bank by telephone shall promptly thereafter be confirmed in writing by an Authorized Person (which confirmation may bear the facsimile signature of such Person), but the party designating the Authorized Person will hold the Bank harmless for the failure of an Authorized Person to send such confirmation in writing, the failure of such confirmation to conform to the telephone instructions received or the Bank's failure to produce such confirmation at any subsequent time. The Bank may electronically record any Instructions given by telephone, and any other telephone discussions with respect to the Custody Account. The party designating the Authorized Person shall be responsible for safeguarding any testkeys, identification codes or other security devices which the Bank shall make available to the Customer, the Fund or their Authorized Persons.


12.      STANDARD OF CARE; LIABILITIES.

         (a) The Bank shall be responsible for the performance of only such duties as are set forth in this Agreement or expressly contained in Instructions which are consistent with the provisions of this Agreement as follows:

         (i) The Bank will use reasonable care with respect to its obligations under this Agreement and the safekeeping of Assets. The Bank shall be liable to the Customer or the Fund for any loss which shall occur as the result of the failure of a Subcustodian to exercise reasonable care with respect to the safekeeping of such Assets to the same extent that the Bank would be liable to the Customer or the Fund if the Bank were holding such Assets in New York. In the event of any loss to the Customer or the Fund by reason of the failure of the Bank or its Subcustodian to utilize reasonable care, the Bank shall be liable to the Customer or the Fund only to the extent of the Customer or the Fund's direct damages, to be determined based on the market value of the property which is the subject of the loss at the date of discovery of such loss and without reference to any special conditions or circumstances.

         (ii) The Bank will not be responsible for any act, omission, default or for the solvency of any broker or agent which it or a Subcustodian appoints unless such appointment was made negligently or in bad faith.

         (iii) The Bank shall be indemnified by, and without liability to the Customer or the Fund for any action taken or omitted by the Bank whether pursuant to Instructions or otherwise within the scope of this Agreement if such act or omission was in good faith, without negligence. In performing its obligations under this Agreement, the Bank may rely on the genuineness of any document which it believes in good faith to have been validly executed.

         (iv) The Customer and/or the Fund agrees to pay for and hold the Bank harmless from any liability or loss resulting from the imposition or assessment of any taxes or other governmental charges, and any related expenses with respect to income from or Assets in the Accounts.

         (v) The Bank shall be entitled to rely, and may act, upon the advice of counsel (who may be counsel for the Customer or the Fund) on all matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

         (vi) The Bank need not maintain any insurance for the benefit of the Customer or the Fund.

         (vii) Without limiting the foregoing, the Bank shall not be liable for any loss which results from: 1) the general risk of investing, or 2) investing or holding Assets in a particular country including, but not limited to, losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; and market conditions which prevent the orderly execution of securities transactions or affect the value of Assets.

         (viii) Neither party shall be liable to the other for any loss due to forces beyond their control including, but not limited to strikes or work stoppages, acts of war or terrorism, insurrection, revolution, nuclear fusion, fission or radiation, or acts of God.

         (b) Consistent with and without limiting the first paragraph of this
Section 12, it is specifically acknowledged that the Bank shall have no duty or responsibility to:

         (i) question Instructions or make any suggestions to the Customer, the Fund or an Authorized Person regarding such Instructions;

         (ii) supervise or make recommendations with respect to investments or the retention of Securities;

         (iii) advise the Customer or the Fund or an Authorized Person regarding any default in the payment of principal or income of any security other than as provided in Section 5(c) of this Agreement;

         (iv) evaluate or report to the Customer, the Fund or an Authorized Person regarding the financial condition of any broker, agent or other party to which Securities are delivered or payments are made pursuant to this Agreement;

         (v) review or reconcile trade confirmations received from brokers. The Customer, the Fund or its Authorized Persons (as defined in Section 10) issuing Instructions shall bear any responsibility to review such confirmations against Instructions issued to and statements issued by the Bank.

         (c) The Customer and the Fund authorize the Bank to act under this Agreement notwithstanding that the Bank or any of its divisions or affiliates may have a material interest in a transaction, or circumstances are such that the Bank may have a potential conflict of duty or interest including the fact that the Bank or any of its affiliates may provide brokerage services to other customers, act as financial advisor to the issuer of Securities, act as a lender to the issuer of Securities, act in the same transaction as agent for more than one customer, have a material interest in the issue of Securities, or earn profits from any of the activities listed herein.

13.      FEES AND EXPENSES.

         The Fund or the Customer agrees to pay the Bank for its services under this Agreement such amount as may be agreed upon in writing, together with the Bank's reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees. The Bank shall have a lien on and is authorized to charge any Accounts of the Fund for any amount owing to the Bank under any provision of this Agreement.

14.      MISCELLANEOUS.

         (a) FOREIGN EXCHANGE TRANSACTIONS. To facilitate the administration of the Fund's trading and investment activity, the Bank is authorized to enter into spot or forward foreign exchange contracts with the Customer, the Fund or an Authorized Person of the Customer or the Fund and may also provide foreign exchange through its subsidiaries, affiliates or Subcustodians. Instructions, including standing instructions, may be issued with respect to such contracts but the Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where the Bank, its subsidiaries, affiliates or Subcustodians enter into a foreign exchange contract related to Accounts, the terms and conditions of the then current foreign exchange contract of the Bank, its subsidiary, affiliate or Subcustodian and, to the extent not inconsistent, this Agreement shall apply to such transaction.

         (b) CERTIFICATION OF RESIDENCY, ETC. The Fund certifies that it is a resident of the United States and agrees to notify the Bank of any changes in residency. The Bank may rely upon this certification or the certification of such other facts as may be required to administer the Bank's obligations under this Agreement. The Customer will indemnify the Bank against all losses, liability, claims or demands arising directly or indirectly from any such certifications.

         (c) ACCESS TO RECORDS. The Bank shall allow the Customer or the Fund's independent public accountant reasonable access to the records of the Bank relating to the Assets as is required in connection with their examination of books and records pertaining to the Customer or the Fund's affairs. Subject to restrictions under applicable law, the Bank shall also obtain an undertaking to permit the Customer or the Fund independent public accountants reasonable access to the records of any Subcustodian which has physical possession of any Assets as may be required in connection with the examination of the Customer or the Fund's books and records.

         (d) GOVERNING LAW; SUCCESSORS AND ASSIGNS. This Agreement shall be governed by the laws of the State of New York and shall not be assignable by either party, but shall bind the successors in interest of the parties.

         (e) ENTIRE AGREEMENT; APPLICABLE RIDERS. Customer and the Fund represent that the Assets deposited in the Accounts are (Check one):

            __   Employee Benefit Plan or other assets subject to the Employee
                  Retirement Income Security Act of 1974, as amended ("ERISA");


            X    Mutual Fund assets subject to certain Securities and Exchange
                  Commission ("SEC") rules and regulations;


            __   Neither of the above.

         This Agreement consists exclusively of this document together with Schedule A, Exhibits I - _______ and the following Rider(s) [Check applicable rider(s)]:

            __   ERISA


            X    MUTUAL FUND


            __   SPECIAL TERMS AND CONDITIONS

         There are no other provisions of this Agreement and this Agreement supersedes any other agreements, whether written or oral, between the parties. Any amendment to this Agreement must be in writing, executed by both parties.

         (f) SEVERABILITY. In the event that one or more provisions of this Agreement are held invalid, illegal or enforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions will not in any way be affected or impaired.

         (g) WAIVER. Except as otherwise provided in this Agreement, no failure or delay on the part of either party in exercising any power or right under this Agreement operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is to be enforced.

         (h) NOTICES. All notices under this Agreement shall be effective when actually received. Any notices or other communications which may be required under this Agreement are to be sent to the parties at the following addresses or such addresses as may subsequently be given to the other party in writing:


         Bank:             The Chase Manhattan Bank, N.A.
                           4 Chase MetroTech Center 18th Fl.
                           Brooklyn, NY  11245
                           Attention:  Global Custody Division

                           or telex: ______________________



         Customer:         Firstar Trust Company
                           P.O. Box 701
                           Milwaukee, Wisconsin 53201-0701
                           Attn:  A. McVoy (414) 287-3706

                           or fax:  (414) 287-3781

         Fund:             Hotchkis & Wiley Funds
                           800 West 6th Street
                           Suite 540
                           Los Angeles, California 90017

                           or telex: 213-623-7047

         (i) TERMINATION. This Agreement may be terminated by the Customer, the Fund or the Bank by giving sixty (60) days written notice to the other, provided that such notice to the Bank shall specify the names of the persons to whom the Bank shall deliver the Assets in the Accounts. If notice of termination is given by the Bank, the Customer or the Fund shall, within sixty (60) days following receipt of the notice, deliver to the Bank Instructions specifying the names of the persons to whom the Bank shall deliver the Assets. In either case the Bank will deliver the Assets to the persons so specified, after deducting any amounts which the Bank determines in good faith to be owed to it under Section 13. If within sixty (60) days following receipt of a notice of termination by the Bank, the Bank does not receive Instructions from the Customer or the Fund specifying the names of the persons to whom the Bank shall deliver the Assets, the Bank, at its election, may deliver the Assets to a bank or trust company doing business in the State of New York to be held and disposed of pursuant to the provisions of this Agreement, or to Authorized Persons, or may continue to hold the Assets until Instructions are provided to the Bank.

                                        FIRSTAR TRUST COMPANY


                                        By:      /s/ JOE D. REDWINE
                                           ------------------------------------
                                                    Vice President


                                        THE CHASE MANHATTAN BANK, N.A.


                                        By:     /s/ ROBERT G. TRIANO
                                           ------------------------------------
                                                    Robert G. Triano
                                                     Vice President

                                        Hotchkis and Wiley Funds


                                        By:      /s/ NANCY D. CELICK
                                           ------------------------------------
                                                       President

STATE OF                   )
                           :  ss.
COUNTY OF                  )




On this 28th day of November , 19 , before me personally came Joe D. Redwine, to me known, who being by me duly sworn, did depose and say that he/she resides in Milwaukee at 615 E. Michigan that he/she is Vice President of Firstar Trust Co., the entity described in and which executed the foregoing instrument; that he/she knows the seal of said entity, that the seal affixed to said instrument is such seal, that it was so affixed by order of said entity, and that he/she signed his/her name thereto by like order.



                                                       /s/  JOE D. REDWINE
                                                       ------------------------


Sworn to before me this 28 day of Nov, 1994.




/s/ MICHAEL R. MCVOY
--------------------------
          Notary

My commission is permanent

STATE OF California        )
                           :  ss.
COUNTY OF Los Angeles      )




On this 30th day of November , 1994, before me personally came Nancy D Celick, to me known, who being by me duly sworn, did depose and say that he/she resides in LA at 2839 Wigtown Rd; LA, CA that he/she is President of Hotchkis and Wiley Funds, the entity described in and which executed the foregoing instrument; that he/she knows the seal of said entity, that the seal affixed to said instrument is such seal, that it was so affixed by order of said entity, and that he/she signed his/her name thereto by like order.



                                                       /s/  NANCY D CELICK
                                                       -------------------------




Sworn to before me this 30th day of Nov., 1994.




/s/ KAREN L. BYNUM II
-------------------------
         Notary

STATE OF NEW YORK          )
                           :  ss.
COUNTY OF NEW YORK         )




         On this 22 day of November , 1994, before me personally came Robert
G. Triano, to me known, who being by me duly sworn, did depose and say that he/she resides in Redbank, NJ at 15 Delaware Ave.; that he/she is Vice President of THE CHASE MANHATTAN BANK, (National Association), the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like order.



                                                       /s/  ROBERT G. TRIANO
                                                       -------------------------




Sworn to before me this 22nd day of November, 1994.




/s/ LAIYEE NG
----------------------------------
            Notary

LAIYEE NG
Notary Public, State of New York
No. 01NG-5012928
Qualified in Queens County
Cert. Filed in Kings & N.Y. Counties
Commission Expires June 15, 1995

             Mutual Fund Rider to Global Custody Tri-Party Agreement
           Among The Chase Manhattan Bank, N.A., Firstar Trust Company
              and Hotchkis and Wiley Funds effective_____________

         The Fund represents that the Assets being placed in the Bank's custody are subject to the Investment Company Act of 1940 (the Act), as the same may be amended from time to time.

         Except to the extent that the Bank has specifically agreed to comply with a condition of a rule, regulation, interpretation promulgated by or under the authority of the SEC or the Exemptive Order applicable to accounts of this nature issued to the Bank (Investment Company Act of 1940, Release No. 12053, November 20, 1981), as amended, or unless the Bank has otherwise specifically agreed, the Customer shall be solely responsible to assure that the maintenance of Assets under this Agreement complies with such rules, regulations, interpretations or exemptive order promulgated by or under the authority of the Securities Exchange Commission.

         The following modifications are made to the Agreement:

         Section 3.  SUBCUSTODIANS AND SECURITIES DEPOSITORIES.

         Add the following language to the end of Section 3:

         The terms Subcustodian and securities depositories as used in this Agreement shall mean a branch of a qualified U.S. bank, an eligible foreign custodian or an eligible foreign securities depository, which are further defined as follows:

         (a) "qualified U.S. Bank" shall mean a qualified U.S. bank as defined in Rule 17f-5 under the Investment Company Act of 1940;

         (b) "eligible foreign custodian" shall mean (i) a banking institution or trust company incorporated or organized under the laws of a country other than the United States that is regulated as such by that country's government or an agency thereof and that has shareholders' equity in excess of $200 million in U.S. currency (or a foreign currency equivalent thereof), (ii) a majority owned direct or indirect subsidiary of a qualified U.S. bank or bank holding company that is incorporated or organized under the laws of a country other than the United States and that has shareholders' equity in excess of $100 million in U.S. currency (or a foreign currency equivalent thereof)(iii) a banking institution or trust company incorporated or organized under the laws of a country other than the United States or a majority owned direct or indirect subsidiary of a qualified U.S. bank or bank holding company that is incorporated or organized under the laws of a country other than the United States which has such other qualifications as shall be specified in Instructions and approved by the Bank; or (iv) any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC; and

         (c) "eligible foreign securities depository" shall mean a securities depository or clearing agency, incorporated or organized under the laws of a country other than the United States, which operates (i) the central system for handling securities or equivalent book-entries in that country, or (ii) a transnational system for the central handling of securities or equivalent book-entries.

         The Fund represents that its Board of Directors has approved each of the Subcustodians listed in Schedule A to this Agreement and the terms of the subcustody agreements between the Bank and each Subcustodian, which are attached as Exhibits I through __ of Schedule A, and further represents that its Board has determined that the use of each Subcustodian and the terms of each subcustody agreement are consistent with the best interests of the Fund(s) and its (their) shareholders. The Bank will supply the Customer with any amendment to Schedule A for approval. The Customer has supplied or will supply the Bank with certified copies of its Board of Directors resolution(s) with respect to the foregoing prior to placing Assets with any Subcustodian so approved.

         Section 11.  INSTRUCTIONS.

         Add the following language to the end of Section 11:

         Deposit Account Payments and Custody Account Transactions made pursuant to Section 5 and 6 of this Agreement may be made only for the purposes listed below. Instructions must specify the purpose for which any transaction is to be made and Customer or the Fund, as the case may be, shall be solely responsible to assure that Instructions are in accord with any limitations or restrictions applicable to the Fund or Customer by law or as may be set forth in its prospectus.

         (a) In connection with the purchase or sale of Securities at prices as confirmed by Instructions;

         (b) When Securities are called, redeemed or retired, or otherwise become payable;

         (c) In exchange for or upon conversion into other securities alone or other securities and cash pursuant to any plan or merger, consolidation, reorganization, recapitalization or readjustment;

         (d) Upon conversion of Securities pursuant to their terms into other securities;

         (e) Upon exercise of subscription, purchase or other similar rights represented by Securities;

         (f) For the payment of interest, taxes, management or supervisory fees, distributions or operating expenses;

         (g) In connection with any borrowings by the Fund requiring a pledge of Securities, but only against receipt of amounts borrowed;

         (h) In connection with any loans, but only against receipt of adequate collateral as specified in Instructions which shall reflect any restrictions applicable to the Fund;

         (i) For the purpose of redeeming shares of the capital stock of the Fund and the delivery to, or the crediting to the account of, the Bank, its Subcustodian or the Fund's transfer agent, such shares to be purchased or redeemed;

         (j) For the purpose of redeeming in kind shares of the Fund against delivery to the Bank, its Subcustodian or the Customer's transfer agent of such shares to be so redeemed;

         (k) For delivery in accordance with the provisions of any agreement among the Fund, the Bank and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund;

         (l) For release of Securities to designated brokers under covered call options, provided, however, that such Securities shall be released only upon payment to the Bank of monies for the premium due and a receipt for the Securities which are to be held in escrow. Upon exercise of the option, or at expiration, the Bank will receive from brokers the Securities previously deposited. The Bank will act strictly in accordance with Instructions in the delivery of Securities to be held in escrow and will have no responsibility or liability for any such Securities which are not returned promptly when due other than to make proper request for such return;

         (m) For spot or forward foreign exchange transactions to facilitate security trading, receipt of income from Securities or related transactions;

         (n) For other proper purposes as may be specified in Instructions issued by an officer of the Fund which shall include a statement of the purpose for which the delivery or payment is to be made, the amount of the payment or specific Securities to be delivered, the name of the person or persons to whom delivery or payment is to be made, and a certification that the purpose is a proper purpose under the instruments governing the Fund; and

         (o) Upon the termination of this Agreement as set forth in Section
         14(i).

         Section 12.  STANDARD OF CARE; LIABILITIES.

         Add the following subsection (c) to Section 12:

         (c) The Bank hereby warrants to the Customer and the Fund that in its opinion, after due inquiry, the established procedures to be followed by each of its branches, each branch of a qualified U.S. bank, each eligible foreign custodian and each eligible foreign securities depository holding the Fund's Securities pursuant to this Agreement afford protection for such Securities at least equal to that afforded by the Bank's established procedures with respect to similar securities held by the Bank and its securities depositories in New York.

         SECTION 14.  ACCESS TO RECORDS.

         ADD THE FOLLOWING LANGUAGE TO THE END OF SECTION 14(C):

         Upon reasonable request from the Fund, the Bank shall furnish the Fund such reports (or portions thereof) of the Bank's system of internal accounting controls applicable to the Bank's duties under this Agreement. The Bank shall endeavor to obtain and furnish the Fund with such similar reports as it may reasonably request with respect to each Subcustodian and securities depository holding the Fund's assets.

                                                                 SEPTEMBER, 1997

                           SUB-CUSTODIANS EMPLOYED BY

                THE CHASE MANHATTAN BANK, LONDON, GLOBAL CUSTODY


COUNTRY                    SUB-CUSTODIAN                                        CORRESPONDENT BANK
-------                    -------------                                        ------------------


ARGENTINA                  The Chase Manhattan Bank                             The Chase Manhattan Bank
                           Arenales 707, 5th Floor                              Buenos Aires
                           1061Buenos Aires
                           ARGENTINA


AUSTRALIA                  The Chase Manhattan Bank                             The Chase Manhattan Bank
                           36th Floor                                           Sydney
                           World Trade Centre
                           Jamison Street
                           Sydney
                           New South Wales 2000
                           AUSTRALIA


AUSTRIA                    Creditanstalt - Bankverein                           Bank Austria
                           Julius Tandler Platz - 3                             Vienna
                           A - 1011, Vienna
                           AUSTRIA


BAHRAIN                    The British Bank of the Middle East                  National Bank of Bahrain
                           PO Box 57                                            Manama
                           Manama
                           BAHRAIN


BANGLADESH                 Standard Chartered Bank                              Standard Chartered Bank
                           18-20 Motijheel C.A.                                 Dhaka
                           Box 536,
                           Dhaka-1000
                           BANGLADESH


BELGIUM                    Generale Bank                                        Credit Lyonnais
                           3 Montagne Du Parc                                   Brussels
                           1000 Bruxelles
                           BELGIUM


BERMUDA                    The Bank of Bermuda Ltd                              The Bank of Bermuda Ltd
                           6 Front Street                                       Hamilton
                           Hamilton
                           BERMUDA HMDX


BOTSWANA                   Barclays Bank of Botswana Limited                    Barclays Bank of Botswana Ltd
                           Barclays House                                       Gaborone
                           Khama Crescent
                           Gaborone
                           BOTSWANA


BRAZIL                     Banco Chase Manhattan, S.A.                          Banco Chase Manhattan S.A.
                           Chase Manhattan Center                               Sao Paulo
                           Rua Verbo Divino, 1400
                           Sao Paulo, SP 04719-002
                           BRAZIL


BULGARIA                   ING Bank                                             ING Bank
                           Sofia Branch                                         Sofia
                           7 Vassil Levski Street
                           1000 Sofia
                           BULGARIA


CANADA                     Canada Trust                                         Royal Bank of Canada
                           Canada Trust Tower                                   Toronto
                           BCE Place
                           161 Bay at Front
                           Toronto
                           Ontario M5J 2T2
                           CANADA


                           The Royal Bank of Canada                             Royal Bank of Canada
                           Royal Bank Plaza                                     Toronto
                           Toronto
                           Ontario   M5J 2J5
                           CANADA


CHILE                      Citibank N.A.,                                       Citibank N.A.,
                           Alumada, 40                                          Santiago
                           Santiago,
                           CHILE


COLOMBIA                   Cititrust Colombia S.A.                              Cititrust Colombia S.A.
                           Sociedad Fiduciaria                                  Sociedad Fiduciaria
                           Carrera 9a No 99-02                                  Santafe de Bogota
                           Santafe de Bogota, DC
                           COLOMBIA


CROATIA                    Privredna Banka Zagreb d.d.                          Privredna Banka Zagreb d.d.
                           Savska c.28                                          Zagreb
                           10000 Zagreb
                           CROATIA


CYPRUS                     Barclays Bank plc         .                          Barclays Bank plc,
                           Cyprus Offshore Banking Unit                         Nicosia
                           2nd & 3rd Floor
                           88 Dighenis Akritas Avenue
                           PO Box 7320
                           1644 Nicosia
                           CYPRUS


CZECH REPUBLIC             Ceskoslovenska Obchodni Banka, A.S.                  Komercni Banka, A.S.,
                           Na Prikope 14                                        Praha
                           115 20 Praha 1
                           CZECH REPUBLIC


DENMARK                    Den Danske Bank                                      Unibank
                           2 Holmens Kanala DK 1091                             Copenhagen
                           Copenhagen
                           DENMARK


ECUADOR                    Citibank, N.A.                                       Citibank N.A.,
                           Juan Leon Mera                                       Quito
                           130 y Patria
                           Quito
                           ECUADOR


EGYPT                      National Bank of Egypt                               National Bank of Egypt
                           1187, Corniche El-Nile Plaza                         Cairo
                           Cairo
                           EGYPT


ESTONIA                    HansaBank                                            Tallinna Bank
                           Liivalaia 8                                          Tallinn
                           EE0100 Tallinn
                           ESTONIA


EUROBONDS                  Cedel Bank S.A.                                      ECU:Lloyds Bank PLC
                           67 Boulevard Grande Duchesse Charlotte               International Banking Division
                           LUXEMBOURG                                           London
                           A/c The Chase Manhattan Bank, N.A.                   For all other currencies: see
                           London                                               relevant country
                           A/c No. 17817


EURO CDS                   First Chicago Clearing Centre                        ECU:Lloyds Bank PLC
                           27 Leadenhall Street                                 Banking Division London
                           London EC3A 1AA                                      For all other currencies: see
                           UNITED KINGDOM                                       relevant country


FINLAND                    Merita Bank Ltd                                      Merita Bank Ltd
                           2598 Custody Services                                Helsinki
                           Fabianinkatu 29B
                           Helsinki
                           FINLAND

FRANCE                     Banque Paribas                                       Societe Generale
                           Ref 256                                              Paris
                           BP 141
                           3, Rue D'Antin
                           75078 Paris
                           Cedex 02
                           FRANCE

                           Societe Generale                                     Societe Generale
                           50 Boulevard Haussman
                           75009 Paris
                           FRANCE


GERMANY                    Dresdner Bank A.G.                                   Chase Bank A.G.
                           Juergen-Ponto-Platz 1                                Frankfurt
                           Frankfurt/Main
                           GERMANY


GHANA                      Barclays Bank of Ghana Ltd                           Barclays Bank of Ghana Ltd
                           Barclays House                                       Accra
                           High Street
                           Accra
                           GHANA


GREECE                     Barclays Bank Plc                                    National Bank of Greece S.A.
                           1 Kolokotroni Street                                 Athens
                           10562 Athens                                         A/c Chase Manhattan Bank,
                           GREECE                                               London A/c No. 040/7/921578-68


HONG KONG                  The Chase Manhattan Bank,                            The Chase Manhattan Bank,
                           40/F One Exchange Square                             Hong Kong
                           8, Connaught Place
                           Central, Hong Kong
                           HONG KONG


HUNGARY                    Citibank Budapest Rt.                                Citibank Budapest Rt.
                           Szabadsag ter 7-9                                    Budapest
                           Budapest V
                           H-1051
                           HUNGARY


INDIA                      The Hongkong and Shanghai                            The Hongkong and Shanghai
                           Banking Corporation Limited                          Banking Corporation Limited
                           52/60 Mahatma Gandhi Road                            Bombay
                           Bombay 400 001
                           INDIA

                           Deutsche Bank AG                                     Deutsche Bank
                           Securities & Custody Services                        Bombay
                           Kodak House
                           222 D.N. Road, Fort
                           Bombay 400 001
                           INDIA

INDONESIA                  The Hongkong and Shanghai                            The Chase Manhattan Bank
                           Banking Corporation Limited                          Jakarta
                           World Trade Center
                           J1. Jend Sudirman Kav. 29-31
                           Jakarta 10023
                           INDONESIA


IRELAND                    Bank of Ireland                                      Allied Irish Bank
                           International Financial Services Centre              Dublin
                           1 Harbourmaster Place
                           Dublin 1
                           IRELAND


ISRAEL                     Bank Leumi Le-Israel B.M.                            Bank Leumi Le-Israel B.M.
                           19 Herzl Street                                      Tel Aviv
                           61000 Tel Aviv
                           ISRAEL


ITALY                      Banque Paribas,                                      The Chase Manhattan Bank,
                           2 Piazza San Fedele                                  Milan
                           20121 Milan
                           ITALY


IVORY COAST                Societe Generale De Banques En Cote D'Ivoire         Societe Generale
                           (SGBCI)                                              Paris
                           5 et 7, Avenue J. Anoma - 01 B.P. 1355
                           Abidjan 01
                           IVORY COAST


JAPAN                      The Fuji Bank Ltd                                    The Chase Manhattan Bank
                           6-7 Nihonbashi-Kabutocho                             Tokyo
                           Chuo-Ku
                           Tokyo
                           JAPAN


JORDAN                     Arab Bank Limited                                    Arab Bank Limited
                           P O Box 950544-5                                     Amman
                           Amman
                           Shmeisani
                           JORDAN

KENYA                      Barclays Bank of Kenya                               Barclays Bank of Kenya
                           Third Floor                                          Nairobi
                           Queensway House
                           Nairobi
                           Kenya


LATVIA                     Hansabank - Latvija                                  Hansabank - Latvija
                           Kalku iela 26                                        Latvia
                           Riga, LV 1050
                           Latvia

LEBANON                    The British Bank of the Middle East                  The Chase Manhattan Bank
                           Ras-Beirut Branch                                    New York
                           PO Box 11-1380
                           Abdel Aziz,
                           Ras-Beirut
                           LEBANON


LITHUANIA                  Vilniaus Bankas AB                                   Vilniaus Bankas AB
                           Ukmerges str. 41-106                                 Vilnius
                           LT 2662 Vilnius
                           LITHUANIA


LUXEMBOURG                 Banque Generale du Luxembourg S.A.                   Banque Generale du Luxembourg
                           50 Avenue J.F. Kennedy                                S.A.
                           L-2951 LUXEMBOURG                                    Luxembourg


MALAYSIA                   The Chase Manhattan Bank (M) Berhad,                 The Chase Manhattan Bank,
                           Menara Dion, Level 26,                               Kuala Lumpur
                           Jalan Sultan Ismail
                           50250, Kuala Lumpur
                           MALAYSIA


MAURITIUS                  Hongkong and Shanghai Banking Corporation Ltd        Hongkong and Shanghai Banking
                           Curepipe Road                                        Corporation Ltd.
                           Curepipe                                             Curepipe
                           MAURITIUS

MEXICO                     The Chase Manhattan Bank, S.A.                       No correspondent Bank
                           Prolongacion Paseo de la Reforma no. 600,
                           PB Colonia Santa Fe Pena Blanca
                           01210 Mexico D.F.



MOROCCO                    Banque Commerciale du Maroc                          Banque Commerciale du Maroc
                           2 Boulevard Moulay Youssef                           Casablanca
                           Casablanca 20000
                           MOROCCO


NAMIBIA                    Standard Bank Namibia Ltd                            Standard Corporate &
                           Mutual Platz - 3rd Floor                             Merchant Bank
                           P.O.Box 3327                                         South Africa
                           Windhoek
                           NAMIBIA


NETHERLANDS                ABN AMRO N.V.                                        ING Barings
                           Securities Centre                                    Amsterdam
                           P O Box 3200
                           4800 De Breda
                           NETHERLANDS


NEW ZEALAND                National Nominees Limited                            National Bank of New Zealand
                           Level 2 BNZ Tower                                    Wellington
                           125 Queen Street
                           Auckland
                           NEW ZEALAND


NORWAY                     Den Norske Bank                                      Den Norske Bank ASA
                           Stranden 21                                          Oslo
                           PO Box 1171 Sentrum
                           N-0107 Oslo
                           NORWAY


OMAN                       The British Bank of the Middle East                  Oman Arab Bank
                           Bait Al Falaj                                        Ruwi, Muscat
                           Main Office
                           Ruwi, Muscat
                           SULTANATE OF OMAN


PAKISTAN                   Citibank N.A.                                        Citibank N.A.
                           AWT Plaza                                            Karachi
                           11 Chundrigar Road
                           Karachi 74200
                           PAKISTAN


                           Deutsche Bank A.G.                                   Deutsche Bank
                           Unitowers                                            Karachi
                           I.I. Chundrigar Road
                           Karachi
                           PAKISTAN




PERU                       Citibank, N.A.                                       Citibank N.A.
                           Camino Real 457                                      Lima
                           CC Torre Real - 5th Floor
                           San Isidro, Lima  27
                           PERU


PHILIPPINES                The Hongkong and Shanghai                            The Hongkong and Shanghai
                           Banking Corporation Limited                          Banking Corporation
                           33/F Tektite Tower B                                 Manila
                           Exchange Road
                           Ortigas Center
                           Pasig City
                           PHILIPPINES


POLAND                     Bank Polska Kasa Opieki S.A. - Grupa Pekao SA        Bank Polska Kasa Opieki S.A.
                           Custody Department                                   Warsaw
                           Centrum Bankowo Finansowe building, III floor
                           Nowy Swiat 6/12 street,
                           00-400 Warsaw
                           POLAND

                           Bank Handlowy w. Warszawie. S.A.                     Bank Handlowy W. Warszawie S.A..
                           Custody Dept.                                        Warsaw
                           ul. Chalubinskiego8
                           P.O. Box 129
                           00-950 Warsaw
                           POLAND


PORTUGAL                   Banco Espirito Santo e Comercial de Lisboa  S.A.     BancoPinto & Sotto Mayor
                           Servico de Titulos                                   Lisbon
                           Rua Mouzinho da Silveira, 36 R/c
                           1250 Lisbon
                           PORTUGAL


ROMANIA                    ABN-AMRO Bank (Romania) S.A.                         ABN-Amro Bank (Romania) S.A
                           World Trade Centre Building-E, 2nd Floor             Bucharest
                           Bld. Expozitiei Nr. 2
                           78334 Bucharest 1
                           ROMANIA


                           ING Bank                                             ING Bank
                           Bucharest Branch                                     Bucharest
                           13-15 Kiseleff Blvd
                           Sector 1
                           Bucharest
                           ROMANIA


RUSSIA                     Chase Manhattan Bank International ("CMBI")          The Chase Manhattan Bank
                           1st Tverskaya - Yamskaya, 23                         New York
                           125047 Moscow                                        A/C The Chase Manhattan
                           RUSSIA                                               London (US$ Nostro Account)


SHANGHAI (CHINA)           The Hongkong and Shanghai                            Citibank
                            Banking Corporation Limited                         New York
                           5/F. Marine Tower
                           1 Pudong Avenue
                           Shanghai 200120
                           THE PEOPLE'S REPUBLIC OF CHINA


SHENZHEN (CHINA)           The Hongkong and Shanghai                            The Chase Manhattan Bank
                            Banking Corporation Limited                         Hong Kong
                           1st Floor
                           Century Plaza Hotel
                           No.1 Chun Feng Lu
                           Shenzhen
                           THE PEOPLE'S REPUBLIC OF CHINA


SINGAPORE                  Standard Chartered Bank,                             The Chase Manhattan Bank,
                           3/F, 6 Battery Road                                  Singapore
                           SINGAPORE 049909


SLOVAK REPUBLIC            Ceskoslovenska Obchodni Banka, A.S.                  Ceskoslovenska Obchodni Banka A.S.
                           Michalska 18                                         Slovak Republic
                           815 63 Bratislava
                           SLOVAK REPUBLIC


SLOVENIA                   Banka Creditanstalt d.d. Ljubljana                   Creditanstalt d.d.
                           Kotnikova 5                                          Ljubljana
                           SL-61104 Ljubljana
                           SLOVENIA


SOUTH AFRICA               The Standard Bank of South Africa Limited            The Standard Bank of South Africa
                           Standard Corporate and Merchant Bank Division        Ltd
                           1st Floor                                            Standard  Corporate and Merchant
                           No. 5 Simmonds Street                                Bank Division
                           Marshall Town                                        South Africa
                           Johannesburg
                           SOUTH AFRICA

SOUTH KOREA                The Hongkong & Shanghai                              The Hongkong & Shanghai
                           Banking Corporation Limited                          Banking Corporation Limited
                           6/F Kyobo Building                                   Seoul
                           #1 Chongro, 1-ka Chongro-Ku,
                           Seoul
                           SOUTH KOREA


SPAIN                      The Chase Manhattan Bank.                            The Chase Manhattan Bank,
                           Paseo de la Castellana, 51                           Madrid
                           28046 Madrid
                           SPAIN


SRI LANKA                  The Hongkong & Shanghai                              The Hongkong & Shanghai
                           Banking Corporation Limited                          Banking Corporation
                           Unit #02-02 West Block,                              Colombo
                           World Trade Center
                           Colombo 1,
                           SRI LANKA


SWAZILAND                  Stanbic Bank Swaziland Ltd                           Standard Corporate and
                           Stanbic House                                        Merchant Bank
                           P.O. Box A294, Swazi Plaza                           South Africa
                           Mbabane
                           SWAZILAND

SWEDEN                     Skandinaviska Enskilda Banken                        Svenska Handelsbanken
                           Sergels Torg 2                                       Stockholm
                           S-106 40
                           Stockholm
                           SWEDEN


SWITZERLAND                Union Bank of Switzerland                            Union Bank of Switzerland
                           45 Bahnhofstrasse                                    Zurich
                           8021 Zurich
                           SWITZERLAND


TAIWAN                     The Chase Manhattan Bank,                            No correspondent Bank
                           14th Floor,
                           2, Tun Hwa S. Road Sec. 1
                           Taipei
                           TAIWAN
                           Republic of China


THAILAND                   The Chase Manhattan Bank,                            The Chase Manhattan Bank,
                           Bubhajit Building                                    Bangkok
                           20 North Sathorn Road
                           Silom, Bangrak
                           Bangkok 10500
                           THAILAND

TUNISIA                    Banque Internationale Arabe de Tunisie               Banque Internationale Arabe de
                           70-72 Avenue Habib Bourguiba                         Tunisie, Tunisia
                           P.O. Box 520
                           1080 Tunis Cedex
                           TUNISIA

TURKEY                     The Chase Manhattan Bank,                            The Chase Manhattan Bank,
                           Emirhan Cad. No: 145                                 Istanbul
                           Atakule, A Blok Kat:11
                           80700-Dikilitas/Besiktas
                           Istanbul
                           TURKEY


U.K.                       The Chase Manhattan Bank,                            The Chase Manhattan Bank,
                           Trinity Tower                                        London
                           9 Thomas More Street
                           London   E1 9YT
                           UNITED KINGDOM


URUGUAY                    The First National Bank of Boston                    The First National Bank of Boston
                           Zabala 1463                                          Montevideo
                           Montevideo
                           URUGUAY


U.S.A.                     The Chase Manhattan Bank,                            The Chase Manhattan Bank,
                           1 Chase Manhattan Plaza                              New York
                           New York
                           NY 10081
                           U.S.A.


VENEZUELA                  Citibank N.A.                                        Citibank N.A.
                           Carmelitas a Altagracia                              Caracas
                           Edificio Citibank
                           Caracas 1010
                           VENEZUELA


ZAMBIA                     Barclays Bank of Zambia                              Barclays Bank of Zambia Ltd
                           Kafue House                                          Lusaka
                           Cairo Road
                           P.O.Box 31936
                           Lusaka
                           ZAMBIA


ZIMBABWE                   Barclays Bank of Zimbabwe                            Barclays Bank of Zimbabwe
                           2nd Floor                                            Harare
                           3 Anchor House
                           Jason Mayo Avenue
                           Harare
                           ZIMBABWE


                         MERRILL LYNCH ASSET MANAGEMENT
                              CUSTODY FEE SCHEDULE
                             EFFECTIVE APRIL 1, 1996

U.S. Assets (Per Account):
First $1 billion:  0.5 basis points (0.00005)
Next $1 billion:  0.4 basis points (0.00004)
Over $2 billion: 0.3 basis points (0.00003)

Book Entry Transactions:  $6.00 per transaction
Physical Transactions:       $15.00 per transaction

Global Assets:

                MARKET                    B.P. FEE                    TRANSACTIONS
     -----------------------            ------------                ----------------
     ARGENTINA                               35                         $100.00
     AUSTRALIA                               6                            45.00
     AUSTRIA                                 10                           50.00
     BANGLADESH                              40                          100.00
     BELGIUM                                 10                           50.00
     BOTSWANA                                40                          100.00
     BRAZIL                                  35                          100.00
     CANADA                                  5                            50.00
     CEDEL                                   3                             0.00
     CHILE                                   35                          100.00
     CHINA (SHANGHAI)                        40                          100.00
     CHINA (SHENZHEN)                        40                          100.00
     COLOMBIA                                35                          100.00
     CZECH REPUBLIC                          40                          100.00
     DENMARK                                 10                           50.00
     EURO CDs                                4                            30.00
     FINLAND                                 10                           50.00
     FRANCE                                  6                            50.00
     GERMANY                                 6                            45.00
     GHANA                                   50                          150.00
     GREECE                                  40                          100.00
     HONG KONG                               10                           50.00
     HUNGARY                                 40                          100.00
     INDIA                                   40                          100.00
     INDONESIA                               35                          100.00
     IRELAND                                 8                            40.00
     ISRAEL                                  40                          100.00
     ITALY                                   10                           50.00
     JAPAN                                   4                            50.00
     JORDAN                                  40                          100.00
     KENYA                                   50                          150.00
     KOREA                                   25                          100.00
     LUXEMBOURG                              10                           50.00
     MALAYSIA                                10                           50.00
     MAURITIUS                               50                          150.00
     MEXICO                                  15                           50.00
     MOROCCO                                 40                          100.00
     NETHERLANDS                             7                            50.00
     NEW ZEALAND                             8                            50.00


                MARKET                    B.P. FEE               TRANSACTIONS
     -----------------------------  -----------------------  ------------------------
     NORWAY                                  10                           50.00
     PAKISTAN                                40                          100.00
     PERU                                    40                          100.00
     PHILIPPINES                             35                          100.00
     POLAND                                  40                          100.00
     PORTUGAL                                35                          100.00
     SINGAPORE                               10                           50.00
     SLOVAKIA                                50                          150.00
     SOUTH AFRICA                            10                           50.00
     SPAIN                                   15                           75.00
     SRI LANKA                               40                          100.00
     SWEDEN                                  8                            50.00
     SWITZERLAND                             8                            50.00
     TAIWAN                                  35                          100.00
     THAILAND                                15                          100.00
     TURKEY                                  40                          100.00
     UNITED KINGDOM                          5                            40.00
     URUGUAY                                 40                          100.00
     VENEZUELA                               40                          100.00
     ZAMBIA                                  50                          150.00
     ZIMBABWE                                40                          100.00

OTHER SERVICES:

Futures: $15.00 per futures transaction
         $10.00 per mark-to-market wire

Options: $25.00 per transaction

Out of Pocket Fees: Passed-through as incurred (e.g., stamp taxes, registration fees, scrip fees, etc)



Approved By:
            -------------------------------
            Kevin Bowman, VP
            Merrill Lynch Asset Management



Approved By: /s/ Susan Chanko
            -------------------------------
                  Susan Chanko, VP
                  Chase Manhattan Bank

                 Amendment to Global Custody Tri-Party Agreement

         AMENDMENT, dated April 21, 1998 to the 11/30/94 Global Custody Tri-Party Agreement ("Agreement"), by and among Hotchkis and Wiley Funds, having a place of business at 800 West Sixth Street, Fifth Floor, Los Angeles, California 90017, The Chase Manhattan Bank (as successor by operation of law to The Chase Manhattan Bank, N.A.) ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070, and Firstar Trust Company, having a place of business at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.

         It is hereby agreed as follows:

         A. Except as modified hereby, the Agreement is confirmed in all respects. If any of the terms of this Amendment conflict with any of the terms of the Agreement, the terms of this Amendment shall prevail. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

         B. The Agreement is amended by deleting the amendments to Section 3 of the Agreement contained in that certain Mutual Fund Rider to Global Custody Tri-Party Agreement among the parties (the "Mutual Fund Rider").

         C. Add a new Section 15 to the Agreement as follows:

         15. COMPLIANCE WITH SEC RULE 17f-5.

         (a) The Fund's board of trustees (hereinafter "Board") hereby delegates to Bank, and, except as to the country or countries as to which Bank may, from time to time, advise the Fund that it does not accept such delegation, Bank hereby accepts the delegation to it, of the obligation to perform as the Fund's "Foreign Custody Manager" (as that term is defined in SEC rule 17f-5(a)(2)), both for the purpose of selecting Eligible Foreign Custodians (as that term is defined in SEC rule 17f-5(a)(1), and as the same may be amended from time to time, or that have otherwise been made exempt pursuant to an SEC exemptive order) to hold Assets and of evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in SEC rule 17f-5(c)(2)); provided that, the term Eligible Foreign Custodian shall not include any "Compulsory Depository." A Compulsory Depository shall mean a securities depository or clearing agency the use of which is compulsory because: (1) its use is required by law or regulation, (2) securities cannot be withdrawn from the depository, or
(3) maintaining securities outside the depository is not consistent with prevailing custodial practices in the country which the depository serves. Compulsory Depositories used by Chase as of the date hereof are set forth in Appendix 1-A hereto, and as the same may be amended on notice to the Fund from time to time.

         (b) In connection with the foregoing, Bank shall:

         (i) provide written reports notifying the Fund's Board of the placement of Assets with particular Eligible Foreign Custodians and Compulsory Depositories and of any material change in the arrangements with such Eligible Foreign Custodians and, to the extent Bank is aware of the same, any material change in the arrangements with Compulsory Depositories, with such reports to be provided to the Fund's Board at such times as the Board deems reasonable and appropriate based on the circumstances of the Fund's foreign custody arrangements (and until further notice from the Fund such reports shall be provided not less than quarterly with respect to the placement of Assets with particular Eligible Foreign Custodians and Compulsory Depositories (it being understood that Bank shall not be responsible to make the Fund's decision to place Assets with any Compulsory Depository) and with reasonable promptness upon the occurrence of any material change in the arrangements with such Eligible Foreign Custodians and, to the extent Bank is aware of the same, any material change in the arrangements with Compulsory Depositories);

         (ii) exercise the reasonable care, prudence and diligence in performing as the Fund's Foreign Custody Manager of a New York bank subject to a New York standard of care having responsibility for the safekeeping of Assets would exercise;

         (iii) in selecting an Eligible Foreign Custodian, first have determined that Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in SEC rule 17f-5(c)(1)(i)-(iv);

         (iv) determine that the written contract with the Eligible Foreign Custodian (or, in the case of an Eligible Foreign Custodian that is a securities depository or clearing agency, such contract, the rules or established practices or procedures of the depository, or any combination of the foregoing) requires that the Eligible Foreign Custodian will provide reasonable care for Assets based on the standards applicable to custodians in the relevant market. In making this determination, Bank shall consider the provisions of Rule 17f-5(c)(2), together with whether Bank shall be liable to the Fund for any loss which shall occur as the result of the failure of the Eligible Foreign Custodian to exercise reasonable care with respect to the safekeeping of such Assets to the same extent that Bank would be liable to the Fund if Bank were holding such Assets in New York; and

         (v) have established a system to monitor the continued appropriateness of maintaining Assets with particular Eligible Foreign Custodians and of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Assets reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise the Fund and shall then act in accordance with the Instructions of the Fund with respect to the disposition of the affected Assets.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Assets on behalf of the Fund with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

         (c) Except as expressly provided herein, the Fund shall be solely responsible to assure that the maintenance of Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

         (d) Bank represents to Fund that it is a U.S. Bank as defined in Rule 17f-5(a)(7). The Fund represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as the same may be amended from time to time (the "1940 Act"); and (2) (i) its Board has determined that it is reasonable to rely on Bank to perform as the Fund's Foreign Custody Manager or (ii) its Foreign Custody Manager (other than
Bank) shall have determined that the Fund may maintain Assets in each country in which the Fund's Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure (and including any Compulsory Depository operating in such country), prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Assets held in custody, and the likelihood of nationalization, currency controls and the like).

         D. Add the following after the first sentence of Section 3 of the
         Agreement:

         At the request of the Fund, Bank may, but need not, add to Schedule A an Eligible Foreign Custodian that is either a bank or a non-Compulsory Depository where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify the Fund in the event that it elects not to add any such entity.

         E. Add the following language to the end of Section 3 of the Agreement:

The term Subcustodian as used herein shall mean the following:

         (a) a "U.S. Bank," which shall mean a U.S. bank as defined in SEC rule 17f-5(a)(7); and

         (b) an "Eligible Foreign Custodian," which shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, (ii) a majority-owned direct or indirect subsidiary of a U.S. bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States, (iii) a securities depository or clearing agency, incorporated or organized under the laws of a country other than the United States, that acts as a system for the central handling of securities or equivalent book-entries in that country and that is regulated by a foreign financial regulatory authority as defined under Section 2(a)(50) of the 1940 Act, (iv) a securities depository or clearing agency organized under the laws of a country other than the United States to the extent acting as a transnational system for the central handling of securities or equivalent book-entries, and (v) any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

For purposes of clarity, it is agreed that as used in Section 12(a)(i), the term Subcustodian shall include neither any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager nor any Compulsory Depository.

         F. Insert the following language in the first sentence of Section 4(d) of the Agreement following the phrase "except for safe custody or administration": "or, in the case of cash deposits, liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws,".

         G. Insert the following language at the beginning of the second sentence of Section 12(a)(i) of the Agreement:

         "Except with respect to those countries as to which the parties may from time to time agree in writing otherwise,".

         G. The insert to Section 11 and the added subsection (c) [sic] to
Section 12 of the Agreement contained in the Mutual Fund Rider are deleted.

                              *********************

                               [SIGNATURES FOLLOW]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

HOTCHKIS AND WILEY FUNDS                    THE CHASE MANHATTAN BANK

By:    /s/ Nancy D. Celick                  By:    /s/ Jerry E. Garcia

Name:  Nancy D. Celick                      Name:  Jerry E. Garcia

Title: President                            Title: Vice President


FIRSTAR TRUST COMPANY

By:    /s/ Michael R. McVoy

Name:  Michael R. McVoy

Title: Vice President

                                  APPENDIX 1-A

                            COMPULSORY DEPOSITORIES
                            AS OF SEPTEMBER 12, 1997

----------------------------------------------------------------------------------------------------------------------
COUNTRY             DEPOSITORY                                                INSTRUMENT
----------------------------------------------------------------------------------------------------------------------
ARGENTINA           CAJA DE VALORES                                           Equity, Corporate & Government Debt
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA           AUSTRACLEAR LTD.                                          Corporate Debt, Money Market +
                                                                              Semi-Government Debt
----------------------------------------------------------------------------------------------------------------------
                    CHESS                                                     Equity
                    (Clearing House Electronic Sub-register System)
----------------------------------------------------------------------------------------------------------------------
                    RITS                                                      Government Debt
                    (Reserve Bank Information and Transfer Systems)
----------------------------------------------------------------------------------------------------------------------
AUSTRIA             OESTERREICHISCHE KONTROLBANK AG                           Equity, Corporate Debt + Government Debt
-----------------------------------------------------------------------------------------------------------------------
BELGIUM             CIK                                                       Equity + Corporate Debt
                    (Caisse Interprofessionnelle de Depots et de Virements
                    de Titres
----------------------------------------------------------------------------------------------------------------------
                    BANQUE NATIONALE DE BELGIQUE                              Treasury Bills + Government Debt
----------------------------------------------------------------------------------------------------------------------
BRAZIL              BOVESPA                                                   Equity
                    (Bolsa de Valores de Sao Paolo)
----------------------------------------------------------------------------------------------------------------------
                    BVRJ                                                      Equity
                    (Bolsa de Valores de Rio de Janeiro)
----------------------------------------------------------------------------------------------------------------------
CANADA              CDS                                                       Equity, Corporate + Government Debt
                    (Canadian Depository for Securities)
----------------------------------------------------------------------------------------------------------------------
CHINA, SHANGHAI     SSCCRC                                                    Equity
                    (Shanghai Securities Central Clearing and Registration
                    Corp.)
----------------------------------------------------------------------------------------------------------------------
CHINA, SHENZHEN     SSCC                                                      Equity
                    (Shenzhen Securities Registration Co., Ltd.)
----------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC      SCP                                                       Equity + Long-Term Government Debt
                    (Securities Center)
----------------------------------------------------------------------------------------------------------------------
                    TKD                                                       Treasury Bills + Money Market
                    (Trh Kratkododich Diluhopisu or Short-Term Bond Market)
----------------------------------------------------------------------------------------------------------------------
DENMARK             VP                                                        Equity, Corporate + Government Debt
                    (Vaerdipapircentralen)
----------------------------------------------------------------------------------------------------------------------
EGYPT               MISR CLEARING & SEC. DEP.                                 Equity
----------------------------------------------------------------------------------------------------------------------
ESTONIA             EVK                                                       Equity
                    (Estonian Central Depository for Securities Ltd.)
----------------------------------------------------------------------------------------------------------------------
EUROMARKET          CEDEL & EUROCLEAR                                         Euro-Debt
----------------------------------------------------------------------------------------------------------------------
FINLAND             CSR                                                       Equity + Government Debt
                    (Central Share Registry Finland)
----------------------------------------------------------------------------------------------------------------------
                    HELSINKI MONEY MARKET CENTER LTD.                         Money Market
----------------------------------------------------------------------------------------------------------------------
FRANCE              SICOVAM                                                   Equity + Corporate Debt
                    (Banque de France)
----------------------------------------------------------------------------------------------------------------------

                            COMPULSORY DEPOSITORIES
                            AS OF SEPTEMBER 12, 1997

COUNTRY             DEPOSITORY                                                        INSTRUMENT
FRANCE              SATURNE                                                           Government Debt.
                    (Banque de France)

GERMANY             DKV                                                               Equity, Corporate + Government Debt
                    (Deutscher Kassenverein)

GREECE              APOTHETIRIO TITLON A.E.                                           Equity
                    BANK OF GREECE                                                    Government Debt

HONG KONG           CCASS                                                             Equity
                    (Central Clearing and Settlement System)

                    CMU                                                               Corporate + Government Debt
                    (Central Moneymarkets Unit)

HUNGARY             KELER LTD.                                                        Equity + Government Debt

IRELAND             CREST                                                             Equity

                    GSO                                                               Government Debt
                    (Gilt Settlement Office)

ISRAEL              TASE CLEARING HOUSE                                               Equity, Corporate + Government Debt
                    (Tel Aviv Stock Exchange Clearing House)

ITALY               MONTE TITOLI                                                      Equity + Corporate Debt

                    BANK OF ITALY                                                     Government Debt

JAPAN               BANK OF JAPAN                                                     Registered Government Debt

LATVIA              LCD                                                               Equity + Government Debt
                    (Latvian Central Depository)

LEBANON             MIDCLEAR                                                          Equity
                    (Custodian and Clearing Center of Lebanon and the Middle
                    East)

LUXEMBOURG          CEDEL                                                             Equity

MALAYSIA            MCD                                                               Equity
                    (Malaysian Central Depository Snd Bhd)

MAURITIUS           CDS                                                               Equity
                    (Central Depository System)

MEXICO              INDEVAL                                                           Equity, Corporate + Government Debt.
                    (Institucion para el Deposito de Valores)

MOROCCO             MAROCLEAR                                                         Equity + Corporate Debt

                    BANK AL'MAGHRIB                                                   Government Debt

NETHERLANDS         NECIGEF/KAS ASSOCIATE NV                                          Equity, Corp. + Govt. Debt

                    DE NEDERLANDSCHE BANK N.V.                                        Money Market

                             COMPUSORY DEPOSITORIES
                            AS OF SEPTEMBER 12, 1997

COUNTRY                                 DEPOSITORY                                             INSTRUMENT

NETHERLANDS                             NIEC                                                   Premium Bonds
                                        (Nederlands Interprofessioneel Effectencentrum
                                        B.V.)

NEW ZEALAND                             AUSTRACLEAR NEW ZEALAND                                Equity, Corporate + Government Debt

NORWAY                                  VPS                                                    Equity, Corporate + Government Debt
                                        (Verdipapirsentralen)

OMAN                                    NONE

PAKISTAN                                CDC                                                    Equity
                                        (Central Depository Company of Pakistan Ltd.)

PERU                                    CAVALI                                                 Equity
                                        (Caja de Valores)

PHILIPPINES                             PCD                                                    Equity
                                        (Philippine Central Depository)

POLAND                                  NDS                                                    Equity, Long-Term Government Debt +
                                        (National Securities Depository)                       Vouchers

                                        CRT                                                    TREASURY-BILLS
                                        (Central Registry of Treasury-Bills)

PORTUGAL                                INTERBOLSA                                             Equity, Corporate + Government Debt

ROMANIA                                 SNCDD-RASDAQ                                           Equity
                                        (National Company for Clearing, Settlement and
                                        Depository for Securities)

                                        BUDAPEST STOCK EXCHANGE REGISTRY                       Equity

                                        NATIONAL BANK OF ROMANIA                               Treasury-Bills

RUSSIA                                  MICEX                                                  GKOs
                                        (Moscow Interbank Currency Exchange)                   (Gosudartvennye Kratkosrochnye
                                                                                               Obyazatelstva [T-Bills])
                                                                                               OFZs
                                                                                               (Obligatsyi Federalnogo Zaima
                                                                                               [Federal Loan Bonds])s

SINGAPORE                               CDP                                                    Equity + Corporate Debt and
                                        (Central Depository Pte, Ltd.)                         Malaysian equities traded on CLOB

                                        MONETARY AUTHORITY OF SINGAPORE                        Government Debt

SLOVAK REPUBLIC                         SCP                                                    Equity + Government Debt
                                        (Stredisko Cennych Papiru)

                                        NATIONAL BANK OF SLOVAKIA                              Treasury-Bills

SO. AFRICA                              CD                                                     Corporate + Government Debt
                                        (Central Depository)

SO. KOREA                               KSD                                                    Equity, Corporate + Government Debt



                            COMPULSORY DEPOSITORIES
                            AS OF SEPTEMBER 12, 1997

-------------------------------------------------------------------------------------------------------------------------
COUNTRY             DEPOSITORY                                                  INSTRUMENT
-------------------------------------------------------------------------------------------------------------------------
SPAIN               SCLV                                                        Equity + Corporate Debt.
                    (Servicio de compensacion y Liquidacion de Valores)
-------------------------------------------------------------------------------------------------------------------------
                    CBEO
                    (Central Book Entry Office)                                 Government Debt
-------------------------------------------------------------------------------------------------------------------------
SRI LANKA           CDS                                                         Equity
                    (Central Depository System (Private) Ltd.)
-------------------------------------------------------------------------------------------------------------------------
SWEDEN              VPC                                                         Equity, Corporate + Government Debt
                    (Vardepapperscentralen AB)
-------------------------------------------------------------------------------------------------------------------------
SWITZERLAND         SEGA
                    (Schweizerische Effekten-Giro AG)                           Equity, Corporate + Government Debt
-------------------------------------------------------------------------------------------------------------------------
TAIWAN              TSCD                                                        Equity + Government Debt
                    (Taiwan Securities Central Depository Co., Ltd.)
-------------------------------------------------------------------------------------------------------------------------
THAILAND            TSDC                                                        Equity, Corporate + Government Debt
                    (Thailand Securities Depository Company Ltd.)
-------------------------------------------------------------------------------------------------------------------------
TUNISIA             STICODEVAM                                                  Equity
                    (Societe Tunisienne Interprofessionnelle pour la
                    Compensacion et le Depot des Valeurs Mobilieres)
-------------------------------------------------------------------------------------------------------------------------
                    MINISTRY OF FINANCE                                         Government Debt tradable on the stock
                                                                                exchange (BTNBs)
-------------------------------------------------------------------------------------------------------------------------
                    CENTRAL BANK OF TUNISIA                                     Government Debt tradable on the stock
                                                                                exchange (BTCs)
-------------------------------------------------------------------------------------------------------------------------
TURKEY              TAKAS BANK                                                  Equity + Corporate Debt
-------------------------------------------------------------------------------------------------------------------------
                    CENTRAL BANK OF TURKEY                                      Government Debt
-------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM      CREST                                                       Equity + Corp. Debt
-------------------------------------------------------------------------------------------------------------------------
                    CMO                                                         Sterling CDs & CP
                    (Central Moneymarket Office)
-------------------------------------------------------------------------------------------------------------------------
                    CGO                                                         Gilts
                    (Central Gilts Offices)
-------------------------------------------------------------------------------------------------------------------------
UNITED STATES       DTC                                                         Equity + Corporate Debt
                    (Depository Trust Company)
-------------------------------------------------------------------------------------------------------------------------
                    PTC                                                         Mortgage Back Debt
                    (Participants Trust Company)
-------------------------------------------------------------------------------------------------------------------------
                    FED BOOK-ENTRY                                              Government Debt.
-------------------------------------------------------------------------------------------------------------------------
ZAMBIA              LuSE                                                        Equity + Government Debt
                    (LuSE Central Shares Depository Ltd.)
-------------------------------------------------------------------------------------------------------------------------